UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Hanesbrands Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting) on April 26, 2022. A total of 307,088,115 shares of the Company’s common stock (approximately 88% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors. The voting results were as follows:

	Votes for	Votes Against	Abstentions	Broker Non-Votes
Cheryl K. Beebe	259,899,870	3,402,924	735,111	43,050,210
Stephen B. Bratspies	256,465,308	6,657,334	915,263	43,050,210
Geralyn R. Breig	258,310,683	4,985,986	741,236	43,050,210
Bobby J. Griffin	243,480,761	19,768,362	788,782	43,050,210
James C. Johnson	244,812,702	18,451,513	773,690	43,050,210
Franck J. Moison	259,103,464	4,164,722	769,719	43,050,210
Robert F. Moran	259,846,249	3,425,404	766,252	43,050,210
Ronald L. Nelson	255,608,671	7,539,912	889,322	43,050,210
William S. Simon	258,913,644	4,350,869	773,392	43,050,210
Ann E. Ziegler	242,569,490	20,746,466	721,949	43,050,210

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
303,521,632	2,706,943	859,540	—

Non-Binding, Advisory Vote Regarding Executive Compensation

The stockholders of the Company approved, on an advisory basis, named executive officer compensation as described in the Proxy Statement for the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
240,768,516	21,941,214	1,328,175	43,050,210

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: April 27, 2022	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	General Counsel, Corporate Secretary and Chief Compliance Officer